EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DAVID M. STAPLES or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register (1) 400,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan, (2) 150,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for Union Associates and (3) 200,000 shares of Common Stock to be issued pursuant to the Spartan Retail Savings Plus Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/ James B. Meyer
Signature

James B. Meyer
Name

Chairman of the Board, President and CEO
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register (1) 400,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan, (2) 150,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for Union Associates and (3) 200,000 shares of Common Stock to be issued pursuant to the Spartan Retail Savings Plus Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/ Elson S. Floyd
Signature

Elson S. Floyd, Ph.D.
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register (1) 400,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan, (2) 150,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for Union Associates and (3) 200,000 shares of Common Stock to be issued pursuant to the Spartan Retail Savings Plus Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/ Richard B. Iott
Signature

Richard B. Iott
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register (1) 400,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan, (2) 150,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for Union Associates and (3) 200,000 shares of Common Stock to be issued pursuant to the Spartan Retail Savings Plus Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/ Gregory P. Josefowicz
Signature

Gregory P. Josefowicz
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register (1) 400,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan, (2) 150,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for Union Associates and (3) 200,000 shares of Common Stock to be issued pursuant to the Spartan Retail Savings Plus Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/ Joel A. Levine
Signature

Joel A. Levine
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register (1) 400,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan, (2) 150,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for Union Associates and (3) 200,000 shares of Common Stock to be issued pursuant to the Spartan Retail Savings Plus Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/ Elizabeth A. Nickels
Signature

Elizabeth A. Nickels
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register (1) 400,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan, (2) 150,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for Union Associates and (3) 200,000 shares of Common Stock to be issued pursuant to the Spartan Retail Savings Plus Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 12, 2001	/s/ Russell H. VanGilder, Jr.
Signature

Russell H. VanGilder, Jr.
Name

Director
Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register (1) 400,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan, (2) 150,000 shares of Common Stock to be issued pursuant to the Spartan Stores, Inc. Savings Plus Plan for Union Associates and (3) 200,000 shares of Common Stock to be issued pursuant to the Spartan Retail Savings Plus Plan, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/ David M. Staples
Signature

David M. Staples
Name

Executive Vice President and Chief Financial Officer
Title